                                                                    EXHIBIT 99.4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                 SUMMARY OF CASH RECIEPTS AND CASH DISBURSEMENTS

                       For the Month Ending: May 31, 2004

BEGINNING BALANCE IN ALL ACCOUNTS                             $    14,353,995.70

RECEIPTS:
     1.  Receipts from Operations                             $        73,681.80
     2.  Other Receipts                                       $                -
                                                              ------------------
TOTAL RECEIPTS                                                $        73,681.80

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                          $                -
         b. Others                                            $                -
     4. Taxes
         a. Federal Income Taxes                              $                -
         b. FICA Withholdings                                 $                -
         c. Employee's withholdings                           $                -
         d. Employer's FICA                                   $                -
         e. Federal Unemployment Taxes                        $                -
         f. State Income Tax                                  $                -
         g. State Employee withholdings                       $                -
         h. All other state taxes

     5. Necessary Expenses (Paid by Parent or Affiliate)
         a. Rent or mortgage payment(s)                       $                -
         b. Utilities                                         $                -
         c. Insurance                                         $                -
         d. Merchandise bought for manufacture or sell        $                -
         e. Other necessary expenses
            Computer Access/Hosting Services                  $        21,625.00
            U.S. Trustee Fee                                  $           500.00
            Other                                             $                -
                                                              ------------------

TOTAL DISBURSEMENTS                                           $        22,125.00
Less: Disbursements paid by Parent/Affiliate                  $       (22,125.00)
                                                              ------------------
ADJUSTED DISBURSEMENTS                                        $                -

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD           $        73,681.80

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                       $                -
                                                              ------------------

ENDING BALANCE IN Citibank                                    $         8,432.90
ENDING BALANCE IN BofA-Atlanta GA                             $    12,850,507.80
ENDING BALANCE IN BofA-Dallas TX                              $     1,568,736.80

                                                              ------------------
ENDING BALANCE IN ALL ACCOUNTS                                $    14,427,677.50
                                                              ==================

                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.            CASE NUMBER: 01-14643-SPS

                                RECEIPTS LISTING

                       For the Month Ending: May 31, 2004

Bank:            Bank of America
Location:        Atlanta, GA
Account Name:    BofA-Atlanta GA
Account Number:  329979536

     DATE RECEIVED               DESCRIPTION           AMOUNT
     -------------               -----------           ------
Receipts from Operations:

       5/25/2004             ARC Phone Canada        68,181.80
       5/25/2004             BusinessNet Telecom      5,500.00

                                                   -----------
                                                   $ 73,681.80
                                                   ===========

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                       For the Month Ending: May 31, 2004

STATEMENT OF INVENTORY

Beginning Inventory              $                         -
Add: purchases                   $                         -
Less: goods sold                 $                         -
                                 ---------------------------
Ending inventory                 $                         -
                                 ===========================

PAYROLL INFORMATION STATEMENT

Gross payroll for this period    $                         -
Payroll taxes due but unpaid     $                         -

                    STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                            DATE REGULAR      AMOUNT OF          NUMBER OF                AMOUNT OF
NAME OF CREDITOR/LESSOR    PAYMENT IS DUE  REGULAR PAYMENT  PAYMENTS DELINQUENT      PAYMENTS DELINQUENT
------------------------   --------------  ---------------  -------------------      -------------------
TMR, Inc                      Monthly      $    40,174.00                   0         $               -
New World Tower Partners      Monthly      $    12,651.40                   0         $               -
Quinby Building Inc           Monthly      $    10,087.82                   2         $       20,175.64
111 Eight Ave, LLC            Monthly      $    42,485.59                   0         $               -
Descalso Howard               Monthly      $     8,585.00                   0         $               -
One Wilshire Arcade           Monthly      $     7,938.44                   1         $        7,938.44
Hatfield Philips              Monthly      $     5,371.63                   0         $               -

                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                        For the Month Ending: May 31, 2004

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                           3RD PARTY*           INTERCOMPANY               TOTAL
                                         -----------------       ---------------       ------------------
Beginning of month balance               $   98,255,272.25       $  5,817,959.31       $   104,073,231.56
Add: sales on account                    $               -       $             -       $                -
Less: customer credits                   $               -       $             -       $                -
Less: collections                        $      (73,681.80)      $             -       $       (73,681.80)
Less: offsets                            $               -       $             -       $                -
Less: application of customer deposits   $               -       $             -       $                -
                                         -----------------       ---------------       ------------------
End of month balance                     $   98,181,590.45       $  5,817,959.31       $   103,999,549.76
                                         =================       ===============       ==================

    0-30 Days              31-60 Days        61-90 Days       Over 90 Days         End of Month Total
-------------------     ----------------  --------------   -------------------  -------------------------
$                 -     $              -  $            -   $     98,181,590.45  $           98,181,590.45

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                             3RD PARTY                INTERCOMPANY                  TOTAL
                                                     -----------------------    ----------------------     ---------------------
Beginning of month balance                           $          5,528,060.86    $         5,270,816.98     $       10,798,877.84
Add: sales on account**                              $             22,125.00    $                    -     $           22,125.00
Add: intercompany activity
   Expenses paid directly by Parent or Affiliate     $            (22,125.00)   $            22,125.00     $                   -
   Net cash advanced by Parent or Affiliate          $                     -    $                    -     $                   -
   Credit extended by Parent or Affiliate            $                     -    $                    -     $                   -
   Amounts collected on behalf of Affiliate          $                     -    $                    -     $                   -
Less: payments                                       $                     -    $                    -     $                   -
                                                     -----------------------    ----------------------     ---------------------
End of month balance                                 $          5,528,060.86    $         5,292,941.98     $       10,821,002.84
                                                     =======================    ======================     =====================

    0-30 Days              31-60 Days       61-90 Days        Over 90 Days          End of Month Total
-------------------     ----------------  --------------   ------------------    ------------------------
$                 -     $              -  $            -   $     5,528,060.86    $           5,528,060.86

*Accounts receivable balances represent gross amounts due from former customers. The vast majority of these balances are either being pursued via collection litigation or are claims against the former customers' bankruptcy estates. Thus, it is highly likely that a significant amount of the gross accounts receivable will not be collected.

**The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of the report date, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $2,663,816.

                           OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                       For the Month Ending: May 31, 2004

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

1.  Federal income taxes                     Yes (X)                         No ( )

2.  FICA withholdings                        Yes (X)                         No ( )

3.  Employee's withholdings                  Yes (X)                         No ( )

4.  Employer's FICA                          Yes (X)                         No ( )

5.  Federal unemployment taxes               Yes (X)                         No ( )

6.  State income tax                         Yes (X)                         No ( )

7.  State employee withholdings              Yes (X)                         No ( )

8.  All other state taxes                         See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                   DECLARATION UNDER PENALTY OF PERJURY

I, Michael F. Mies, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                                  ------------------------------
                                                  For the Debtor In Possession

                                                  Michael F. Mies
                                                  Designated Officer

                            OPERATING REPORT Page 6